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Exhibit 10.2
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                           PLACEMENT AGENCY AGREEMENT


                                                              January ____, 2004


[Name] [Address]

Ladies and Gentlemen:

Catalyst Lighting Group, Inc., a Delaware corporation (the "Company"), hereby confirms its agreement (the "Agreement") with you (the "Placement Agent"), as follows (unless the context otherwise requires, as used herein, the "Company" refers to Catalyst Lighting Group, Inc. and each of its subsidiaries):

1. Offering.

(a) The Company will offer (the "Offering") for sale through the Placement Agent, on a non-exclusive basis, shares ("Shares") of its common stock, par value $0.01 per share ("Common Stock"). The offering price per Share (the "Purchase Price per Share") shall be $2.50. The total amount of gross proceeds from the sale of Shares in the Offering shall be a maximum of $3,000,000 (the "Maximum Amount").

(b) The Shares will be offered on a reasonable efforts basis from the effective date (the "Effective Date" or "Commencement Date") of the Registration Statement (as defined below) and continuing until the earlier of (i) the date on which all of the Shares have been sold by the Company, or (ii) June 30, 2004, unless extended by the Company (the "Offering Period"). The date on which the Offering shall terminate shall be referred to as the "Termination Date." On September 30, 2003, the Company filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form SB-2 (Registration No. 333-109286), including the related preliminary prospectus (a "Preliminary Prospectus"), for the registration of the Shares under the Securities Act of 1933, as amended (the "Act"). The Company either (i) will prepare and file, prior to the effective date of such registration statement, an amendment to such registration statement, including a final prospectus, or (ii) if the Company shall elect to rely on Rule 430A promulgated under the Act ("Rule 430A"), will promptly prepare and file a prospectus, in accordance with the provisions of Rule 430A and Rule 424(b) promulgated under the Act ("Rule 424(b)") promptly after the effectiveness of such registration statement. Such registration statement, amendment(s) and/or prospectuses have been and all amendments made subsequent to the date of this Agreement will be prepared by the Company in conformity with the requirements of the Act, and the rules and regulations of the Commission under the Act (the "Regulations"). The registration statement, as amended, on file with the Commission at the time it becomes effective (including the final prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein by reference and all information deemed to be a part thereof as of such time pursuant to paragraph
(b) of Rule 430A) is hereinafter called the "Registration Statement," and the form of the final prospectus (including the financial statements and all documents incorporated therein by reference), dated the Effective Date or filed with the Commission pursuant to Rule 424(b), as the case may be, is hereinafter called the "Prospectus."

(c) The offering of the Shares will be made by the Placement Agent on behalf of the Company solely pursuant to the Registration Statement.

2. Representations and Warranties. The Company hereby represents and warrants to the Placement Agent that each of the following shall be true in all respects as of the date hereof and, as applicable, on and as of the date of the Registration Statement as if made on and as of the date hereof:

(a) The Registration Statement will be, and as of the date hereof has been, diligently prepared by the Company, at its sole cost, in conformity with all applicable laws, the Act and the Regulations relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Shares are to be offered and sold, excluding foreign jurisdictions.

(b) The Registration Statement will not, and as of the date of the Registration Statement does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements, documents, certificates or other items prepared or supplied by the Company with respect to the transactions contemplated hereby contains or will contain an untrue statement of a material fact or omits a material fact necessary to make the statements contained therein not misleading.

(c) The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity other than Whitco Company, LP and Whitco Management LLC, which is the general partner of Whitco Company, LP.

(d) The Company has all requisite power and authority (corporate and other) to conduct its business as presently conducted and as proposed to be conducted (as described in the Registration Statement), to enter into and perform its obligations under this Agreement and to issue, sell and deliver the Shares. This Agreement has been duly executed and delivered and constitutes valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.


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(e) The Shares have been duly authorized and, when issued and delivered against payment therefor, will be validly issued, fully paid and nonassessable and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. No holder of any of the Shares will be subject to personal liability solely by reason of being a holder of Shares.

(f) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance of the Shares or the consummation of the transactions contemplated by the Registration Statement, except for required filings with the Commission and applicable "blue sky" or state securities commissions relating specifically to the Offering (all of which will be duly made on a timely basis).

3. Placement Agent Appointment and Compensation.

(a) In accordance with the terms hereof, the Company hereby appoints the Placement Agent and its selected dealers, as its non-exclusive agent, in connection with the Offering. The Placement Agent has no obligation to purchase any of the Shares. The agency of the Placement Agent hereunder shall continue until the earlier of the Termination Date or the final Closing (as defined in Section 4(c) hereof).

(b) The Company will cause to be delivered to the Placement Agent copies of the Registration Statement and has consented, and hereby consents, to the use of such copies for the purposes permitted by the Act and applicable securities laws, and hereby authorizes the Placement Agent and its agents, employees and selected dealers to use the Registration Statement in connection with the sale of the Shares until the Termination Date, and no other person or entity is or will be authorized to give any information or make any representations other than those contained in the Registration Statement or to use any offering materials other than those contained in the Registration Statement in connection with the sale of the Shares. The Company will provide at its own expense such quantities of the Registration Statement and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.

(c) The Company will cooperate with the Placement Agent by making available to its representatives such information as may be requested in making a reasonable investigation of the Company and its affairs and shall provide access to such employees as shall be reasonably requested.

(d) The Company shall pay to the Placement Agent a placement fee equal to seven percent (7%) of the gross Purchase Price Per Share from the sale of Shares made by or through Placement Agent (the "Placement Agent's Fee"). Additionally, the Company hereby agrees to issue and sell to Placement Agent, or to such persons as you may designate, options or warrants for the purchase of an aggregate of one share of common stock for each 10 Shares sold by or through Placement Agent at an exercise price per share equal to 125% of the Purchase Price Per Share (the "Placement Agent Warrant"). The Placement Agent's Fee will be deducted from the gross proceeds of the Shares sold at each Closing. The Placement Agent Warrant will not have anti-dilution protection and is restricted from sale, transfer, assignment or hypothecation for a period of one year except to officers or partners (but not directors) of the Placement Agent and members of the selling group and/or their officers or partners.

(e) In the event the Offering is terminated prior to any funds being raised, Placement Agent may be reimbursed in an amount not to exceed its actual out-of-pocket expenses.

4. Subscription and Closing Procedures.

(a) For sales of Shares made by or through Placement Agent, each prospective purchaser will be required to complete and execute one original signature page of the Subscription Agreement in the form annexed to the Registration Statement, which will be forwarded or delivered to the Placement Agent at the Placement Agent's offices at the address set forth in Section 11 hereof, together with the subscriber's check or good funds in the full amount of the Purchase Price Per Share for the number of Shares desired to be purchased.

(b) All funds for subscriptions received from the Offering will be forwarded by the Placement Agent not later than noon of the first business day following receipt thereof to, and deposited in an escrow account (the
"Escrow Account") with, Wells Fargo, N.A., acting as escrow agent established for the purpose of holding subscription funds prior to a Closing (the "Escrow Agent"). All such funds for subscriptions will be held in the Escrow Account and escrowed funds shall only be invested in accordance with SEC Rule 15c2-4. The Company will pay all fees related to the establishment and maintenance of the Escrow Account. The Company will either accept or reject the Subscription Agreements in a timely fashion and at the Closing will countersign the Subscription Agreements and provide copies of such agreements to the Placement Agent. The Company will give written notice to the Placement Agent of its acceptance or rejection of each subscription. The Company, or the Placement Agent on the Company's behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent or Company, as applicable, upon such return.

(c) At such time or times as the Company determines, a closing shall be held promptly with respect to that portion of the Shares sold (each, a "Closing"). Closings may from time to time be conducted with respect to Shares sold, with the final Closing to occur within ten (10) days from the earlier of the Termination Date or the sale of all Shares offered. Delivery of payment for the accepted subscriptions from the funds held in the Escrow Account will be made at each Closing at the Company's offices against delivery of the Shares by the transfer agent of the Company, net of amounts due to the Placement Agent as of such Closing. Executed Shares will be in such authorized denominations and issued in such names as the Placement Agent may request on or before the second full business day prior to the date of each Closing ("Closing Date").

5. Further Covenants. The Company hereby covenants and agrees that:

(a) The Company shall not, at any time prior to the final Closing, take any action that would cause any of the representations and warranties made by it in this Agreement not to be complete and correct on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date.


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(b) If, at any time prior to the final Closing, any event shall occur that does or may materially affect the Company or as a result of which it might become necessary to amend or supplement the Registration Statement so that the representations and warranties herein remain true, or in case it shall be necessary to amend or supplement the Registration Statement to comply with all applicable securities laws or regulations, the Company will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may request. The Company will not at any time, whether before or after the final Closing, prepare or use any amendment or supplement to the Registration Statement of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance with the Act, the Regulations and other applicable securities laws. As soon as the Company is advised thereof, the Company will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Registration Statement, or the suspension of the qualification or registration of the Shares for offering or the suspension of any exemption for such qualification or registration of the Shares for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and the Company will use its best efforts to prevent the issuance of any such order, judgment or decree, and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c) The Company shall comply with the Act, the Regulations, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which the Shares are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Shares, and will file with the Commission, and shall promptly thereafter forward to the Placement Agent, any and all reports on Form D as are required.

(d) The Company shall use its reasonable best efforts to qualify the Shares for sale (or seek exemption therefrom) under the securities laws of such jurisdictions in the United States as the Placement Agent shall designate, and the Company will (through Blue Sky counsel) make such applications and furnish information as may be required for such purposes.

6. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent hereunder are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a) Each of the representations and warranties of the Company shall be true and correct when made on the date hereof and on and as of each Closing Date as though made on and as of each Closing Date.

(b) The Company shall have performed and complied with all agreements, covenants and conditions required to be performed and complied with by it under the Registration Statement at or before each Closing.

(c) No order suspending the use of the Registration Statement or enjoining the offering or sale of the Shares shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of the Company's knowledge, contemplated or threatened.

(d) The Placement Agent shall have received certificates of the chief financial officer of the Company, dated as of each Closing Date, certifying on behalf of the Company, in such detail as Placement Agent may reasonably request, as to the fulfillment of the conditions set forth in subparagraphs (a), (b) and (c) above.

(e) The Company shall have delivered to the Placement Agent (i) a currently dated good standing certificate from the Secretary of State of Delaware and each jurisdiction in which the Company is qualified to do business as a foreign corporation, and (ii) certified resolutions of the Company's Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement and the Registration Statement.

(f) At each Closing, the Company shall have (i) paid to the Placement Agent the Placement Agent's Fee in respect of all Shares sold by Placement Agent at such Closing and (ii) paid all fees, costs and expenses set forth herein.

7. Indemnification.

(a) The Company will (i) indemnify and hold harmless the Placement Agent, its selected dealers and their respective officers, directors, employees and each person, if any, who controls the Placement Agent within the meaning of the Act and such selected dealers (each an "Indemnitee") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals), to which any Indemnitee may become subject, under the Act or otherwise, in connection with the offer and sale of the Shares, whether such losses, claims, damages, liabilities or expenses shall result from any claim of any Indemnitee or any third party; and (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that the Company will not be liable in any such case to the extent that any such claim, damage or liability results from (A) an untrue statement or alleged untrue statement of a material fact made in the Registration Statement, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent, Indemnitee or any such controlling persons specifically for use in the preparation thereof, or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof or a breach hereafter by the Company or any of its affiliates.


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(b) The Placement Agent will indemnify and hold harmless the Company, its officers, directors, employees and each person, if any, who controls the Company within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages or liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which the Company or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses (or actions, proceedings or investigations in respect thereof) shall result from any claim of the Company, any of its officers, directors, employees, agents, any person who controls the Company within the meaning of the Act or any third party, insofar as such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (or any amendment or supplement thereto) but only with reference to information contained in the Registration Statement relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if made or omitted in reliance upon and in conformity with written information furnished to the Company by the Placement Agent or any such controlling persons, specifically for use in the preparation thereof. The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, claim, proceeding or investigation ("Action"), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 7 unless the indemnifying party has been substantially prejudiced by such omission. The indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party; provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it which are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party. No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party's consent.

8. Contribution. To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to Section 7 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or
(ii) any indemnified or indemnifying party seeks contribution under the Act, the 1934 Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission. The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 8. No person guilty of a fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this
Section 8. Anything in this Section 8 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This Section 8 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the 1934 Act or otherwise available.

9. Termination.

(a) This Agreement may be terminated by the Company at any time prior to the Termination Date in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder.

(b) Upon any such termination, the Escrow Agent will cause all money received in respect of subscriptions for Shares not sold to be promptly returned to such subscribers without interest, penalty, expense or deduction.

10. Survival. The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.

11. Notices. All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to ___________________, Attention:
[_________________], President, Telefax number [ ], with a copy to ________________________, and if sent to the Company, will be mailed, delivered or telefaxed and confirmed to Catalyst Lighting Group, Inc., 6777 Camp Bowie Boulevard, Suite 233, Forth Worth, Texas 76116, Attention: Dennis H. Depenbusch, Telefax number: (817) 926-5003, with a copy to Feldman Weinstein LLP, 420 Lexington Avenue, New York, New York 10170, Attention: David N. Feldman, Esq., Telefax number (212) 997-4242.


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12. APPLICABLE LAW, COSTS, ETC. THIS AGREEMENT WILL BE GOVERNED BY, CONSTRUED
AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE. ALL CONTROVERSIES WHICH MAY ARISE BETWEEN THE PARTIES CONCERNING THIS AGREEMENT SHALL BE EXCLUSIVELY DETERMINED BY ARBITRATION PURSUANT TO THE RULES THEN PERTAINING TO THE AMERICAN ARBITRATION ASSOCIATION (THE "AAA") IN TARRANT COUNTY, TEXAS. HEARINGS WITH REGARD TO SUCH DISPUTE SHALL BE HELD EXCLUSIVELY AT THE OFFICES OF THE AAA IN THE CITY OF FORT WORTH AND JUDGMENT UPON ANY AWARD RENDERED PURSUANT THERETO MAY BE ENTERED IN ANY COURT OF COMPETENT JURISDICTION. ANY DECISION RENDERED BY THE AAA SHALL BE FINAL AND BINDING. SERVICE OF PROCESS MAY BE MADE UPON THE COMPANY BY MAILING A COPY THEREOF TO IT, BY CERTIFIED OR REGISTERED MAIL, AT ITS ADDRESS TO BE USED FOR THE GIVING OF NOTICES UNDER THIS AGREEMENT. THE COMPANY AND THE PLACEMENT AGENT EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

13. Confidentiality. The Company hereby agrees to hold confidential the identities of the purchasers in the Offering and shall not disclose their names and addresses without the prior written consent of the Placement Agent, unless required by law.

14. Miscellaneous. No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith. Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party's obligations hereunder. Any party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby. No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. This Agreement contains the entire agreement between the parties hereto and is intended to supersede any and all prior agreements between the parties relating to the same subject matter. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute a single agreement. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

15. Entire Agreement. This Agreement together with any other agreement referred to herein is intended to supersede all prior agreements between the parties with respect to the Shares purchased hereunder and the subject matter hereof.

                            [SIGNATURE PAGE FOLLOWS]



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If the foregoing is in accordance with your understanding of our agreement, kindly sign and return this Agreement, whereupon it will become a binding agreement between the Company and the Placement Agent in accordance with its terms.

                                Very truly yours,

                                CATALYST LIGHTING GROUP, INC.



                                By: ___________________________
                                        Dennis H. Depenbusch
                                      Chief Executive Officer

                                Accepted and agreed to this
                                ___ day of ____________, 2004

                                [PLACEMENT AGENT]

                                By: ___________________________
                                Name:
                                Title:



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